SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement                 [ ] Confidential, for Use of
[ ] Definitive Proxy Statement                      Commission Only
[X] Definitive Proxy Statement                      [as permitted by
[ ] Soliciting Material Under Rule 14a-12           Rule 14a-6(e) (2)]


--------------------------------------------------------------------------------
                                IDEX MUTUAL FUNDS

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
5)  Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

--------------------------------------------------------------------------------
2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
3)  Filing Party:

--------------------------------------------------------------------------------
4)  Date Filed:

--------------------------------------------------------------------------------

                                IDEX MUTUAL FUNDS
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL-FREE) 1-888-233-4339

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                NOVEMBER 29, 2000

To the shareholders of IDEX C.A.S.E. Growth fund of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of the IDEX C.A.S.E. Growth fund (the "Fund") of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 29th day of November, 2000 at 11:00 a.m., local time, or any adjournment(s) thereof, for the following purposes:

          1. To approve a new Sub-Advisory Agreement between IMI and Jennison Associates, LLC ("Jennison") with respect to the Fund;

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on September 12, 2000 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on September 12, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important. If you mail your vote by proxy ballot and then decide to attend the meeting, you may change your vote in person at the meeting.


The proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal. Subject to shareholder approval of the Proposal, effective December 1, 2000 the name of the Fund will be changed.

As a shareholder, if you consider the revised investment objective to be different from what you deemed appropriate at the time of investment, within 30 days after the Meeting on November 29, 2000, if shareholders approve Proposal No. 1 on that date, you may redeem or exchange your shares without incurring a redemption or exchange fee. However, should you decide to redeem fund shares because of the change in objective, you may realize a taxable gain or loss.

This Notice and accompanying Proxy Statement will be mailed on or about September 25, 2000.

We look forward to your participation, and we thank you for your continued confidence in IDEX.


                                         By Order of the Board of Trustees,

                                         John K. Carter, Secretary
                                         IDEX Mutual Funds
                                         St. Petersburg, Florida

September 25, 2000

                                IDEX MUTUAL FUNDS
                              IDEX C.A.S.E. GROWTH

    SUPPLEMENT DATED SEPTEMBER 13, 2000 TO PROSPECTUS DATED SEPTEMBER 1, 2000

Please retain this supplement for reference.

At a meeting of the Board of Trustees (the "Board") of IDEX Mutual Funds on September 11, 2000, the Board was notified that C.A.S.E Management, Inc. (C.A.S.E.), sub-adviser of IDEX C.A.S.E. Growth (the "Fund"), will no longer serve as sub-adviser to the Fund effective December 1, 2000. As a result, effective December 1, 2000, C.A.S.E. will terminate the Investment Counsel (Sub-Advisory) Agreement dated November 15, 1995, as amended March 1, 1999, between Idex Management, Inc. and C.A.S.E. and C.A.S.E. will no longer provide investment management services to the Fund.

The Board has selected Jennison Associates, LLC ("Jennison") to replace C.A.S.E. as sub-adviser to the Fund effective December 1, 2000, subject to approval by the Fund's shareholders. The Board also approved September 12, 2000 as the record date and November 29, 2000 as the date for the meeting of shareholders of the Fund to consider the transfer of C.A.S.E.'s investment management responsibilities to Jennison with no change in the overall investment management fees paid by the Fund (the "Proposal"). There is no assurance that the Fund's shareholders will approve the Proposal.

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

Please indicate your voting instructions on the enclosed proxy card, date and sign the card, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" each proposal presented above.

IDEX WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO IDEX BY CALLING (888) 233-4339 OR BY WRITING TO IDEX AT P.O. BOX 9015, CLEARWATER, FL 33758-9015.

SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE AND DELAY OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

                    PROXY STATEMENT DATED SEPTEMBER 25, 2000

                                IDEX MUTUAL FUNDS

                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-888-233-4339

This is a proxy statement for the IDEX C.A.S.E. Growth fund (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on November 29, 2000 at 11:00 a.m., local time, at 570 Carillon Parkway, St. Petersburg, Florida 33716.


The primary purpose of the Meeting is to permit shareholders of the Fund to consider a proposed Sub-Advisory Agreement between IMI and Jennison Associates, LLC ("Jennison") with respect to the Fund (the "Proposed Sub-Advisory Agreement"), to take effect upon the later to occur of, December 1, 2000 or obtaining shareholder approval.


                                  INTRODUCTION

Currently, IMI acts as investment adviser to the Fund pursuant to an investment advisory agreement dated November 15, 1995, as amended March 1, 1999 (the "Current Advisory Agreement"). (Prior to March 1, 1999, InterSecurities, Inc. ("ISI") served as investment adviser to the Fund.) IMI and ISI are affiliates and under common control. On December 7, 1998, the Board approved having IMI succeed ISI as investment adviser effective March 1, 1999. Under the Current Advisory Agreement, IMI is responsible for providing investment management and supervision services to the Fund. With respect to the Fund, C.A.S.E. Management, Inc. ("C.A.S.E."), serves as a sub-adviser pursuant to an Investment Counsel Agreement dated November 15, 1995 (the "Current Sub-Advisory Agreement").

C.A.S.E. has notified IDEX that it is terminating its sub-advisory services to the Fund. This will result in termination of the Current Sub-Advisory Agreement effective December 1, 2000. Thereafter, C.A.S.E. will no longer provide investment management services to the Fund and will not earn any additional compensation from the Fund. Consequently, beginning December 1, 2000, Jennison has agreed to serve as the sub-adviser for the Fund, with no change in the Fund's overall investment management fee schedule, pending shareholder consideration and approval of the Proposed Sub-Advisory Agreement. IMI will continue to serve as investment adviser to the Fund.

Section 15(a) of the Investment Company Act of 1940, as amended (the "1940 Act") generally provides that no person may serve as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. As a result, the Proposed Sub-Advisory Agreement is a new advisory agreement under the 1940 Act that requires shareholder approval. The Board recommends that shareholders of the Fund VOTE FOR the Proposed Sub-Advisory Agreement.

                               VOTING INFORMATION

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on September 12, 2000 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Sub-Advisory Agreement. With respect to the proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes", as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.


As of the Record Date, the Fund had 887,679.042 outstanding shares of beneficial interest.

Beneficial Owners. Occasionally, the number of shares of the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of September 12, 2000, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares except the following:

Donaldson, Lufkin & Jenrette Securities Corporation Inc., P.O. Box 2052, Jersey City, NJ 07303-2052 which owned 8.47% of outstanding shares for the benefit of its customers.

As of September 12, 2000, the trustees and officers held in the aggregate less than 1% of the outstanding shares of the each fund of IDEX.


The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about September 25, 2000, but proxies may also be solicited by telephone and/or in person by representatives of IDEX and regular employees of Idex Investor Services, Inc., the transfer agent of IDEX or its affiliate(s), certain broker-dealers (who may be specifically compensated for such services), and representatives of any independent proxy solicitation service retained for the Meeting. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by the shareholders of the Fund.

As the date of the Meeting approaches, certain shareholders of the Fund may receive a call from a representative of IDEX if IDEX has not yet received their votes. Authorization to permit the IDEX representative to execute proxies may be obtained from shareholders by telephonic instructions. Proxies that are obtained telephonically in the solicitation process will be recorded in accordance with the procedures set forth below.


If a telephonic proxy is solicited by a representative of IDEX, the representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to the representative of IDEX, then the IDEX representative has the responsibility to explain the process, read the proposal listed on the proxy card, and ask for the shareholder's instructions on such proposal. Although the IDEX representative is permitted to answer questions about the solicitation process, he or she is not permitted to recommend to the shareholder how to vote, other than to read the recommendation set forth in the Proxy Statement. The IDEX representative will record the shareholder's instructions on the card. Within 72 hours, IDEX will send the shareholder a letter or mailgram to confirm the shareholder's vote and ask the shareholder to call immediately if the shareholder's instructions are not correct in the confirmation.


If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

--------------------------------------------------------------------------------
                                 PROPOSAL NO. 1:
                 TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT
                            BETWEEN IMI AND JENNISON
--------------------------------------------------------------------------------


IMI, on behalf of the Fund, has entered into the Current Sub-Advisory Agreement with C.A.S.E. pursuant to which C.A.S.E. provides investment management services with respect to assets of the Fund. The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and Jennison with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) December 1, 2000. Under the Proposed Sub-Advisory Agreement, Jennison would become the investment sub-adviser with respect to the assets of the Fund. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Current Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement appears as Exhibit A to this Proxy Statement.

JENNISON ASSOCIATES, LLC

Jennison is located at 466 Lexington Avenue, New York, New York 10017. Jennison Associates, LLC was established as an investment adviser in 1969, and is a wholly-owned subsidiary of The Prudential Insurance Company of America. Jennison's current capabilities encompass growth equity, international equity, opportunistic equity, balanced and fixed income management.


Jennison provides investment management and related services to other mutual fund portfolios and individual, corporate, and retirement accounts. The following registered investment company portfolio advised by Jennison has an investment objective similar to that of the IDEX C.A.S.E. Growth fund; the table identifies and sets forth the size of such portfolio as of June 30, 2000, along with the management fee expressed as a percentage of average net assets for the portfolio. Jennison receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

------------------------------------------ ----------------------------------- ----------------------------
NAME OF ITS PORTFOLIO/FUND WITH                     NET ASSETS AS OF           ANNUAL MANAGEMENT FEE RATE
SIMILAR INVESTMENT OBJECTIVE                         JUNE 30, 2000
------------------------------------------ ----------------------------------- ----------------------------
                                                                                 0.30 of 1% of the first
                                                                                 $300 million of average
                                                                                 daily net assets of the
Prudential Jennison Equity Opportunity                                          Fund, and 0.25 of 1% with
Fund, a series of The Prudential                      $164 million               respect to the average
Investment Portfolios, Inc.                                                      daily net assets of the
                                                                                 Fund in excess of $300
                                                                                         million
------------------------------------------ ----------------------------------- ----------------------------


DIRECTORS AND OFFICERS OF JENNISON. The following table sets forth certain information concerning the principal executive officer and directors of Jennison. The address of each of the following persons is 466 Lexington Avenue, New York, NY 10017, unless otherwise stated.


NAME                                                    PRINCIPAL OCCUPATION/POSITION WITH JENNISON
------------------------------------------------------- -----------------------------------------------------
John Hobbs                                              Director, Chairman & Chief Executive Officer
Karen Kohler                                            Director, Senior Vice President, Chief
                                                        Administrative Officer, Chief Compliance Officer,
                                                        Treasurer and Secretary
Kathleen McCarragher                                    Director,   Executive   Vice  President  &  Domestic
                                                        Growth Equity Investment Strategist
Spiros Segalas                                          Director, President & Chief Investment Officer
John R. Strangfeld                                      Director
Bernard B. Winograd                                     Director
Mary-Jane Flaherty                                      Director
Victor Sim                                              Director
Philip N. Russo                                         Director


No officer or director of IDEX is an officer, employee, director or shareholder of Jennison. No officer or director of IDEX owns securities or has any other material direct or indirect interest in Jennison or is a person controlling, controlled by or under common control with Jennison.

CURRENT SUB-ADVISORY AGREEMENT

C.A.S.E. has served as sub-adviser of the Fund since November 15, 1995. Pursuant to the Current Sub-Advisory Agreement, IMI contracts with C.A.S.E. for investment sub-advisory services for the Fund.

Under the terms of the Current Sub-Advisory Agreement, C.A.S.E. provides investment advisory assistance and portfolio management advice to IMI. Subject to the review and supervision of IMI and the Board, C.A.S.E. is responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and C.A.S.E. places orders to buy or sell securities on behalf of the Fund. C.A.S.E. bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

The Current Sub-Advisory Agreement also stipulates that C.A.S.E. may place orders with broker-dealers for the purchase or sale of the Fund's portfolio securities and it is required to obtain quality execution at favorable security prices. C.A.S.E. may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if C.A.S.E. determines in good faith that such commission is reasonable in relation to the brokerage or research services provided.


For its services, C.A.S.E. receives monthly compensation from IMI in the amount of 0.40% of the Fund's average daily net assets, less 50% of any amount reimbursed pursuant to the Fund's expense limitation as set forth in the Fund's prospectus.

During the most recent fiscal year of the Fund, C.A.S.E. did not receive any sub-advisory fees for its services under the Current Sub-Advisory Agreement, as a result of its sharing of expense reimbursements.

The Current Sub-Advisory Agreement for the Fund was most recently approved by the Board on March 20, 2000, and by shareholders on November 15, 1995, the date of its initial approval. Under the terms of the Current Sub-Advisory Agreement, it continued in effect from year to year so long as such continuance was specifically approved annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board, or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in the 1940 Act). The Current Sub-Advisory Agreement can be terminated with respect to the Fund at any time, without penalty, by C.A.S.E., the Board, or by shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to C.A.S.E. or by C.A.S.E. on 60 days' written notice to IMI and IDEX. In addition, the Current Sub-Advisory Agreement terminates automatically upon its assignment. The Current Sub-Advisory Agreement could be amended with respect to the Fund only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Fund and the approval by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

JENNISON'S INVESTMENT STRATEGY

Subject to shareholder approval of the Proposal, the investment objective of IDEX C.A.S.E. Growth will be revised to be "seeks long-term growth of capital." The name of the Fund will also be changed. In seeking its investment objective, Jennison will invest at least 65% of the Fund's total assets in common stocks of established companies, that, in Jennison's opinion, are under-valued in the market. Jennison attempts to identify stocks that have good fundamental prospects but are selling at, what it believes is, a depressed valuation level relative to those prospects. Jennison will seek to moderate equity risk from time to time by holding cash reserves and engaging in short sales "against the box". The "short against the box" technique most commonly is used when an investor is selling a stock that has increased in value substantially and wants to defer paying a heavy capital gains tax. The investor borrows shares of the same stock, and sells those shares, thus temporarily deferring the gains. The investor typically will not owe capital gains taxes on the sale until he or she closes out the position (use shares that are owned to return the borrowed shares).

Although Jennison will focus on the domestic market, it may also invest in stocks of foreign companies. If Jennison invests in emerging market countries, the risks are greater than those of investing in developed foreign markets. The economic structures in emerging market countries are less diverse and mature than those of developed countries, and their political systems are generally less stable. Since emerging market countries may have less developed legal structures, small securities markets and low trading volumes, a fund may be required to establish special custody or other arrangements before investing.

While Jennison will invest primarily in equity securities, they may also invest in equity-related securities such as preferred stocks and convertible securities, and in fixed income securities. Jennison may also use derivative securities in implementing its strategy. (A derivative is commonly defined as a financial instrument whose performance is derived (related), at least in part, from the performance of an underlying asset (such as a security or an index of securities). These financial instruments include futures, options on securities, options on futures, forward contracts, swap agreements and structured notes. Use of derivatives may result in greater losses and adverse tax consequences to the Fund.

Jennison describes its investment strategy as an "opportunistic" approach in making investment decisions. When deciding which stocks to buy, Jennison emphasizes both projected earning growth and, in its opinion, attractive valuations. This means characteristics of the stocks they purchase (growth or value, and mid cap or large cap) can change depending on where Jennison believes the best trade-off between earnings growth and attractive valuation may be at any given time.

As a shareholder, if you consider the revised investment objective to be different from what you deemed appropriate at the time of investment, within 30 days after the Meeting on November 29, 2000, if shareholders approve Proposal No. 1 on that date, you may redeem or exchange your shares without incurring a redemption or exchange fee. However, should you decide to redeem fund shares because of the change in objective, you may realize a taxable gain or loss.


                         PROPOSED SUB-ADVISORY AGREEMENT
                   AND RECOMMENDATION OF THE BOARD OF TRUSTEES

The following description of the Proposed Sub-Advisory Agreement is qualified by reference to Exhibit A, which consists of the Proposed Sub-Advisory Agreement.

THE PROPOSED SUB-ADVISORY AGREEMENT IS SUBSTANTIALLY IDENTICAL TO THE CURRENT C.A.S.E. SUB-ADVISORY AGREEMENT EXCEPT THAT: (I) THE EFFECTIVE DATE WILL BE THE LATER TO OCCUR OF (A) OBTAINING SHAREHOLDER APPROVAL OR (B) DECEMBER 1, 2000;
(II) THE INITIAL TERM WILL END APRIL 30, 2002; (III) JENNISON WILL SERVE AS THE SUB-ADVISER FOR THE FUND; (IV) JENNISON WILL NOT SHARE IN EXPENSE, REIMBURSEMENTS; AND (V) THE AGREEMENT REFLECTS NON-MATERIAL STYLISTIC AND CLARIFYING CHANGES. THE PROPOSED SUB-ADVISORY AGREEMENT DOES NOT CONTEMPLATE ANY CHANGES IN THE NATURE OF SERVICES PREVIOUSLY PROVIDED BY, OR COMPENSATION PAID TO, C.A.S.E. ASSUMING THAT THE PROPOSED SUB-ADVISORY AGREEMENT IS APPROVED BY SHAREHOLDERS, JENNISON WILL SERVE AS THE INVESTMENT SUB-ADVISER TO THE FUND PURSUANT TO THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT UNTIL SUCH TIME AS THE AGREEMENT IS AMENDED OR TERMINATED IN ACCORDANCE WITH ITS TERMS. THE PROPOSED SUB-ADVISORY

AGREEMENT WAS APPROVED BY THE BOARD AT ITS SEPTEMBER 11, 2000 MEETING AND IS BEING SUBMITTED TO SHAREHOLDERS FOR THEIR APPROVAL.


IF JENNISON HAD SERVED A SUB-ADVISER TO THE FUND UNDER THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT DURING THE MOST RECENT FISCAL YEAR FOR THE FUND, THEY WOULD HAVE RECEIVED $36,464.00 FOR ITS SUB-ADVISORY SERVICES.


EVALUATION BY THE BOARD

Prior to and at a meeting of the Board on September 11, 2000, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.

In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the Current Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, Jennison will not share in the expense reimbursements to the Fund, and that Jennison will serve as the sub-adviser for the Fund.

The Board also considered the reputation, expertise and resources of Jennison and its affiliates in the domestic financial market. The Board determined that the nature and quality of the services required to be performed by the Sub-Adviser to the Fund requires an entity with more experience in managing such a fund. They further determined that the change in investment strategy was in the best interest of the shareholders and may result in better performance for the Fund.

The Board does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund.

After consideration of the factors discussed in the Proposal, above, and such other factors and information that the Board deemed relevant, the Board, including the Disinterested Trustees, unanimously approved the Proposed Sub-Advisory Agreement and voted to recommend approval of the agreement to the shareholders of the Fund.

To become effective, the proposed Sub-Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

In the event that the Proposed Sub-Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------
                              THE BOARD OF TRUSTEES
                                   RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NO. 1
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS


As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be considered at an upcoming meeting or for inclusion in a proxy statement or for submission to shareholders for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. Such proposals must be submitted within a reasonable time prior to the solicitation.


ANNUAL REPORTS

IDEX will furnish, without charge, a copy of its most recent annual report to shareholders upon request. Any such request should be directed to IDEX by calling (888) 233-4339 or by writing to IDEX at P.O. Box 9015, Clearwater, FL 33758-9015.

ADDITIONAL INFORMATION

The Fund's investment adviser, Idex Management, Inc., its transfer agent, Idex Investor Services, Inc., and its principal underwriter/distributor, InterSecurities, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716.

OTHER BUSINESS

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

                                              By Order of the Board of Trustees,

                                              John K. Carter, Esq., Secretary
                                              IDEX Mutual Funds
                                              St. Petersburg, Florida

Exhibit A - Proposed Sub-Advisory Agreement

                                    EXHIBIT A
                         FORM OF SUB-ADVISORY AGREEMENT
                                     BETWEEN
                              IDEX MANAGEMENT, INC.
                                       AND
                            JENNISON ASSOCIATES, LLC


         SUB-ADVISORY AGREEMENT, made as of the 1st day of December, 2000, between Idex Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and Jennison Associates, LLC, a subsidiary of The Prudential Insurance Company of America ("Sub-Adviser"), an LLC organized and existing under the laws of the State of Delaware.


         WHEREAS, the Investment Adviser acts as investment adviser to the Fund described below pursuant to an investment advisory agreement dated November 15, 1995, as amended March 1, 1999 and December 1, 2000 (the "Advisory Agreement") with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and


         WHEREAS, IDEX is authorized to issue shares of IDEX Jennison __________ (the "Fund"), a separate series of IDEX;


         WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

         WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services.

         NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

         1.       APPOINTMENT.

         The Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2.       DUTIES OF THE SUB-ADVISER.

                  A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the

Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

                  (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

                  (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

                  B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

                  (1) furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

                  (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

                  (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

                  C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

         3.       COMPENSATION.

         For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, (i) an investment management fee as specified in Schedule A of this Agreement. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

         4.       DUTIES OF THE INVESTMENT ADVISER.

                  A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

                  B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

                  (1) The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

                  (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

                  (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

                  (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

                  (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

                  (6)   The IDEX Prospectus (as defined above); and

                  (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange.

         The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

                  C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

         5.       BROKERAGE.

                  A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of a Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder.

                  B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to IDEX and to its other clients.

                  C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

         6.       OWNERSHIP OF RECORDS.

         The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

         7.       REPORTS.

         The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

         8.       SERVICES TO OTHERS CLIENTS.

         Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

         9.       SUB-ADVISER'S USE OF THE SERVICES OF OTHERS.

         The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

         10.      INDEMNIFICATION.

         The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

11.      REPRESENTATIONS OF SUB-ADVISER.

         The Sub-Adviser represents, warrants, and agrees as follows:

                  A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

                  B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

                  C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

         12.      TERM OF AGREEMENT.

         This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2002. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

         13.      TERMINATION OF AGREEMENT.

         Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

         14.      AMENDMENT OF AGREEMENT.

         No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

         15.      MISCELLANEOUS.

                  A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

                  B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

                  C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

                  D. INTERPRETATION. Nothing herein contained shall be deemed to require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.


                  E. DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                                   IDEX MANAGEMENT, INC.




_______________________________           By: __________________________________
John K. Carter                            Name:    Thomas R. Moriarty
Vice President, Counsel,                  Title:   Director, President
Compliance Officer                                 and Chief Executive Officer
And Assistant Secretary


Attest:                                   Jennison Associates, LLC



_______________________________           By: __________________________________
                                          Name:
                                          Title:

Schedule A

------------------------------------------ --------------------------------------- --------------------------
                  FUND                              ANNUAL PERCENTAGE OF
                                                       MONTHLY AVERAGE                  TERMINATION DATE
                                                      DAILY NET ASSETS
------------------------------------------ --------------------------------------- --------------------------
                                             0.40% of the first $500 million of
                                            the Fund's average daily net assets;
        IDEX JENNISON __________           and 0.35% of the Fund's average daily        April 30, 2002
                                               net assets over $500 million.
------------------------------------------ --------------------------------------- --------------------------

                                                                      APPENDIX A

                               FORM OF PROXY CARD
                                IDEX MUTUAL FUNDS
                              570 Carillon Parkway
                          St. Petersburg, Florida 33716

         The undersigned hereby appoints Thomas R. Moriarty and John K. Carter, or any of them, as proxies each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the IDEX C.A.S.E. Growth fund (the "fund") of IDEX Mutual Funds ("IDEX"), that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held Wednesday, November 29, 2000 at 11:00 a.m. Eastern Standard Time, at 570 Carillon Parkway, St. Petersburg, Florida 33716, and at any and all adjournments thereof, with respect to the matters set forth below and described in the Notice of Meeting and Proxy Statement dated September 25, 2000, receipt of which is hereby acknowledged:

         (1) To approve a Proposed Sub-Advisory Agreement between Idex Management, Inc. and Jennison & Associates, LLC. with respect to the IDEX C.A.S.E. Growth fund.

                    ____For             ___Against            ___Abstain




         (2) In the discretion of IDEX, transact such other business as may properly come before the meeting or any adjournments thereof.


                   ____For             ___Against            ___Abstain


                      THIS PROXY IS SUBMITTED ON BEHALF OF
                   THE BOARD OF TRUSTEES OF IDEX MUTUAL FUNDS

         I hereby revoke any and all proxies with respect to such shares, if any, previously given by me. I acknowledge receipt of the Proxy Statement dated September 25, 2000. This instruction will be voted as specified. If no specification is made, this instruction will be voted "FOR" each proposal.


                         ________________________     _________
                         Authorized signature           Date